UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2016

MB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55341	47-1696350
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1920 Rock Spring Road, Forest Hill, Maryland	21050
(Address of principal executive offices)	(Zip Code)

(410) 420-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Stegman & Company (“Stegman”), the independent registered public accounting firm for MB Bancorp, Inc. (the "Company"), announced that effective June 1, 2016 substantially all directors and employees of Stegman have joined Dixon Hughes Goodman LLP ("DHG”). As a result, effective June 1, 2016, Stegman resigned as the Company’s independent registered public accounting firm. The Audit Committee of the Company's Board of Directors has engaged DHG to serve as the Company's independent registered public accounting firm effective June 1, 2016.

The reports of Stegman & Company on the audits of the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Stegman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the date of this report, the Company did not consult with DHG regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Stegman a copy of the disclosures in this Form 8-K and has requested that Stegman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Stegman agrees with the Company's statements in this Item 4.01. A copy of the letter dated June 1, 2016 furnished by Stegman in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits

Number	Description

16.1	Letter of Stegman & Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MB BANCORP, INC.

Date: June 6, 2016	By:	/s/ Julia A. Newton
Julia A. Newton
President and Chief Executive Officer